PRUDENTIAL WORLD FUND, INC.

Prudential Emerging Markets Debt Local Currency Fund

Supplement dated March 9, 2015 to the

Currently Effective Statement of Additional Information

In an effort to further enhance the trading capabilities of the Prudential Emerging Markets Debt Local Currency Fund (“the Fund”), a series of Prudential World Fund, Inc., the Board of Directors has approved the addition of Pramerica Investment Management Limited (“PIML”), an indirect, wholly-owned subsidiary of Prudential Investment Management, Inc. (“PIM”), as a sub-subadviser to the Fund. PIM will continue to serve as the Fund’s subadviser with PIML providing investment advisory services with respect to securities in certain foreign markets.

To reflect this change, the Statement of Additional Information (“SAI”) is revised as follows, effective on March 9, 2015:

In the section of the SAI entitled Management & Advisory Arrangements/Subadvisory Arrangements, the following language is added directly below the chart showing subadvisory fees paid by PI:

“Pramerica Investment Management Limited (PIML) serves as a sub-subadviser pursuant to a sub-subadvisory agreement with Prudential Investment Management, Inc. (PIM). PIML, an indirect, wholly-owned subsidiary of PIM, provides investment advisory services with respect to securities in certain foreign markets. The fee for PIML’s services is paid by PIM, not the Fund or the Manager.”

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